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EXHIBIT 99.3

                                                             EXECUTION VERSION
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                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT, dated as of April 30, 2003 (this "Agreement"), is entered into by and between Stanford Venture Capital Holdings, Inc., a Delaware corporation (the "Consultant"), and Stronghold Technologies, Inc., a Nevada corporation (the "Company").

                                   RECITALS :

     WHEREAS, the Company desires to retain the Consultant to render certain financial consulting and advisory services; and

     WHEREAS, the Consultant is willing to perform such consulting services on the terms and subject to the conditions herein contained.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       ENGAGEMENT


The Company hereby engages the Consultant, and the Consultant hereby accepts such engagement, as a consultant to render the consulting services set forth below, as requested by the Company, and in furtherance of the business goals of the Company.

2.       CONSULTANT DUTIES


(a) The Consultant shall, at the request of the Company, provide financial consulting and advisory services with respect to matters including, but not necessarily limited to, the following:

          (i) market makers and financial public relations specialists;

          (ii)   alternative   capital   structures   and   additional   funding
     requirements; and

          (iii) strategic transactions that the Company may consider from time to time.

(b) The Consultant may also provide additional services at the request of the Company upon terms and conditions to be mutually agreed upon by the parties at the time of such additional engagement.


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(c) The Consultant agrees to use commercially  reasonable efforts to provide the aforesaid consulting services at the direction of the Company and to perform such duties that may be required of the Consultant pursuant to the express and explicit terms of this Agreement to the reasonable satisfaction of the Company.


(d) The Consultant shall not be required to devote a minimum number of hours to the services rendered hereunder.


3.     TERM


The term of this Agreement during which such consulting services shall be provided hereunder shall commence on July 1, 2003 and continue for a period of two (2) years.

4.     COMPENSATION


(a) As compensation for the services to be rendered by the Consultant hereunder, the Company shall pay the Consultant a fee of $50,000 per year, payable quarterly in advance in equal installments of $12,500, with the first such installment due on July 1, 2003. The fee may be paid in cash or common stock at the option of the Company. The Consultant shall also receive or be reimbursed for its reasonable travel and other out-of-pocket expenses directly related to its agreed upon activities in the course of performing its consulting duties. If the Company chooses to pay any portion of the fee in common stock, the per-share value of the common stock issued shall be equal to the lowest of (i) the average of the closing prices for the Company's common stock for the 20 Trading Days (as defined below) immediately preceding the due date for the relevant installment payment if such stock is publicly traded, (ii) the lowest issuance price for the Company's common stock during the three-month period immediately preceding the due date for the relevant installment payment, or (iii) a per-share price determined by the Company's Board of Directors in good faith and agreed to by the Consultant. As used herein, "Trading Day" means any business day on which
(A) the market on which the Company's common stock trades is open for business and (B) the Company's common stock actually trades on such market. In the event that the Company and the Consultant fail to agree on the per-share price, the Company shall make the relevant installment payment in cash.

(b) Such shares of common stock shall not be registered under any federal or state securities laws and shall be deemed to be restricted securities.


5.     CONFIDENTIAL INFORMATION


(a) The Consultant hereby acknowledges that any and all confidential knowledge or information concerning the Company and its affairs obtained by it, its principals, employees and/or contractors in the course of its engagement hereunder will not be disclosed by

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the  Consultant  to  other  persons and entities, including, but not limited to, competitors of the Company, except (i) as required by law, court order or other legal proceeding, or (ii) to authorized employees, officers or directors of the Company or the Consultant or to such persons to whom disclosure is necessary or appropriate in connection with the Consultant's performance of its duties hereunder.


(b) As used herein, confidential knowledge or information means: (a) all information regarding the Company which is not generally available to the public; and (b) all information regarding the Company which was received by the Consultant from a source with confidentiality obligations to the Company.


(c) The covenant of the Consultant under this Section 5 shall not apply to information or knowledge which (i) at the time of disclosure is in the public domain; (ii) after such disclosure, becomes a part of the public domain otherwise than through the Consultant's breach of its obligations under this
Section 5; or (iii) was lawfully in the possession of the Consultant.

(d) All business plans, private placement memoranda, inventions, discoveries, computer programs, data, technology, designs, innovations and improvements (whether or not patentable and whether or not copyrightable) ("Inventions") related to the business of the Company which are made, conceived, reduced to practice, created, written, designed or developed by the Consultant, solely or jointly with others and whether during normal business hours or otherwise, during the consultation period or thereafter if resulting or directly derived from confidential information, shall be the sole property of the Company. The Consultant hereby assigns to the Company all Inventions and any and all related patents, copyrights, trademarks, trade names, and other industrial and intellectual property rights and applications therefor, in the United States and elsewhere and appoints any officer of the Company as his duly authorized attorney to execute, file, prosecute and protect the same before any government agency, court or authority. Upon the request of the Company and at the Company's expense, the Consultant shall execute such further assignments, documents and other instruments as may be necessary or desirable to fully and completely assign all Inventions to the Company and to assist the company in applying for, obtaining and enforcing patents or copyrights or other rights in the United States and in any foreign country with respect to any Invention. The Consultant also hereby waives all claims to moral rights in any Inventions.

(e) The Consultant acknowledges that it is aware (and that its employees, representatives or agents who are apprised of such confidential information) that applicable securities laws prohibit any person who is aware of material, non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.



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6.     CONSULTANT STATUS


The parties acknowledge that the Consultant is providing services hereunder as an independent contractor. Accordingly, the Consultant agrees that any taxes associated with the performance of its services hereunder shall be its sole responsibility. The parties further agree that nothing herein shall create a relationship of partners or joint venturers between the Consultant and the Company and, except as otherwise set forth herein, nothing herein shall be deemed to authorize the Consultant to obligate or bind the Company without the prior written consent of the Company in each instance.

7.     INDEMNIFICATION


(a) The Company shall hold harmless and indemnify the Consultant, its affiliates, and each of the directors, employees, agents, partners, stockholders, and members of the foregoing from and against any and all damages, losses, liabilities, obligations, fees, costs and expenses, including, but not limited to, the payment and advancement of reasonable attorney's fees (including for appellate proceedings) (collectively, the "Indemnified Liabilities"), resulting from, or incurred in connection with any claim made against the Consultant relating to the performance of its duties hereunder.


(b) Notwithstanding the foregoing, the Company shall have no obligation to hold harmless and indemnify the Consultant from claims made against the Consultant which arise out of, or in connection with, the Consultant's gross negligence or willful misconduct in the performance of its duties hereunder.


(c) To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.


(d) The provision of this Section 7 shall survive termination of this Agreement.


8.     ASSIGNMENT


The Consultant shall not have the right to assign, sell, pledge, or dispose of in any way this Agreement or its rights and obligations hereunder without, and then only in accordance with, the Company's prior written consent.



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9.       TERMINATION OF AGREEMENT


The termination of this Agreement for any reason, whether initiated by the Consultant or the Company, shall not release the Consultant or the Company, as the case may be, from their respective obligations under this Agreement which by their terms shall continue beyond such termination, including, without limitation, the Consultant's obligations under Section 5 ("Confidential Information") and the Company's obligation under Sections 4 ("Compensation") and 7 ("Indemnification"). Notwithstanding the foregoing, the Company shall no longer be obligated to pay any remaining fees under Section 4 ("Compensation") if the Consultant terminates this Agreement.

10.      ENTIRE AGREEMENT


This Agreement contains the complete arrangement between the parties with respect to the subject matter hereof. The parties stipulate that neither has made any representation with respect to the subject matter of this Agreement or the execution or delivery hereof or any other representations except such representations as are specifically set forth herein, and each of the parties hereto acknowledges that it has relied on its own judgment in entering into this Agreement.

11.      WAIVER OR AMENDMENT


No waiver, amendment or modification of this Agreement or any condition or limitation contained herein shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver, amendment or modification shall be offered or received in evidence or in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is duly executed in writing. The parties further agree that the provisions of this section may not be waived except as set forth herein.

12.      GOVERNING LAW AND JURISDICTION


This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws. Each party consents to the jurisdiction of the federal courts in Florida or the state courts of the State of Florida in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.




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13.      VALID OBLIGATION


This Agreement has been duly authorized, executed, and delivered by the Company and is a legal, valid, and binding obligation of the Company.

14.      WAIVER OF JURY TRIAL


THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

15.      ATTORNEYS' FEES AND COSTS


If either party seeks to enforce its rights or remedies hereunder by litigation, arbitration, or otherwise, the prevailing party shall be entitled to reasonable attorneys' fees, expenses, and costs incurred in connection therewith.

16.      COUNTERPARTS


This Agreement may be executed in separate counterparts, each of which so executed and delivered shall constitute an original, but all such counterparts shall together constitute one and the same instrument.

(The remainder of this page is intentionally left blank.)


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                    [SIGNATURE PAGE TO CONSULTING AGREEMENT]


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


STANFORD VENTURE CAPITAL            STRONGHOLD TECHNOLOGIES, INC.
HOLDINGS, INC.



By:  /s/ James M. Davis                /s/ Christopher J. Carey
   -------------------------------  ----------------------------------
Name:    James M. Davis             Name:  Christopher J. Carey
Title:   President                  Title: President and Chief Executive Officer






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